SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  July 10, 2001
                Date of Report (Date of earliest event reported)



                               APPLERA CORPORATION
               (Exact Name of Registrant as Specified In Charter)



         Delaware                        1-4389                  06-1534213
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)                 File No.)           Identification No.)



                                  301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 840-2000
              (Registrant's telephone number, including area code)




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Item 5.  Other Events.

         Attached hereto as Exhibit 99 and incorporated by reference herein is the text of Applera Corporation's press release issued July 10, 2001 regarding a preliminary report on anticipated revenues of its Applied Biosystems Group for the fourth quarter of fiscal year 2001.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this Report:

          Exhibit No.                           Description

              99                     Press Release issued July 10, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APPLERA CORPORATION



                                         By:   /s/ William B. Sawch
                                            ------------------------------------
                                            William B. Sawch
                                            Senior Vice President and
                                            General Counsel









Dated:  July 10, 2001


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                                  EXHIBIT INDEX


    Exhibit No.                         Description

      99                     Press Release issued July 10, 2001.